Consolidated Statements of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Revenues	$ 15,394	$ 260,000
Operating expenses:
Research and development expenses	4,061,450	3,960,191
General and administrative expenses	4,585,638	4,559,265
Total operating expenses	8,647,088	8,519,456
Operating loss	(8,631,694)	(8,259,456)
Other income (expense):
Interest income	67,731	78,780
Interest expense	(8,920)	(7,698)
Gain on fair value of liability classified warrants	499,138	3,269,148
Write-off of related party receivable and other income (expense)	(277,906)	(5,391)
Total other income (expense)	280,043	3,334,839
Net loss	$ (8,351,651)	$ (4,924,617)
Net loss per share - basic and diluted (in dollars per share)	$ (3.80)	$ (7.54)
Weighted average common shares outstanding - basic and diluted (in shares)	2,197,434	653,221
Comprehensive loss:
Net loss	$ (8,351,651)	$ (4,924,617)
Foreign currency translation adjustment	(5,773)	(3,044)
Comprehensive loss	$ (8,357,424)	$ (4,927,661)